UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2012

PATIENT SAFETY TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-09727	13-3419202
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 VENTURE PLAZA, SUITE 350, IRVINE, CALIFORNIA 92618
(Address of Principal Executive Offices) (Zip Code)

(949) 387-2277
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Sale of Common Stock

On May 18, 2012  (the “Closing Date”), Patient Safety Technologies, Inc., a Delaware corporation (“we,” “us,” “our,” or the “Company”) closed a financing transaction (the “Financing) pursuant to a Common Stock Purchase Agreement (the “Purchase Agreement”) dated May 15, 2012 with certain accredited investors (the “Buyers”), most of whom are previous purchasers of the Company’s securities and all of whom are accredited investors, including Wenchen ("Wayne") Lin, a member of our Board of Directors, as defined under Rule 501(a) of Regulation D of the Securities Act of 1933, as amended (the “Act”).

Pursuant to the Purchase Agreement, we issued to the Buyers an aggregate of 2,499,998 shares of our Common Stock (the “Stock”) at a purchase price of $1.40 per share (or $3,500,000 in the aggregate), payable in cash.

The use of proceeds is general corporate purposes.

In addition, as contemplated by the Purchase Agreement, we granted the Buyers certain registration rights for the shares of the Stock, as described below under “—Registration Rights Agreement.”

Registration Rights Agreement

As contemplated by the Purchase Agreement, on the Closing Date we also entered into a Registration Rights Agreement with the Buyers, (the “Registration Rights Agreement”).  Pursuant to the Registration Rights Agreement, we agreed to file a registration statement to register the Stock issued to the Buyers in the Financing within 45 days, and have such registration statement declared effective within 150 days of the Closing Date. In addition to the foregoing mandatory registration, we also granted to the Buyers demand and “piggyback” registration rights.  We have agreed to pay substantially all of the costs and expenses related to the filing of the registration statement and any underwritten public offering required pursuant to the Registration Rights Agreement.

The foregoing descriptions of the Purchase Agreement and Registration Rights Agreement do not purport to be complete are qualified in their entirety by the full text of such certificate and agreements, forms of which are filed as Exhibits 10.1 and 10.2, respectively, and incorporated by reference herein.

Item 3.02 Unregistered Sale of Equity Securities

On the Closing Date we issued 2,499,998 shares of our Stock to the Buyers for $3,500,000 in cash.  The Registration Rights Agreement provides for certain mandatory, demand and “piggyback” registration rights, which will require us to register all the shares of Stock issued to the Buyers in the Financing.  The Stock has not been registered under the Act, or state securities laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from the registration requirements.

The Stock was issued in reliance upon the exemption from the registration requirements of the Act pursuant to Rule 506 of Regulation D thereof.  The offer, sale and issuance of the Stock was made without general solicitation or advertising.  The Stock was offered and issued only to “accredited investors” as such term is defined in Rule 501 of Regulation D under the Act.

Neither this Current Report on Form 8-K nor the exhibits attached hereto is an offer to sell or the solicitation of an offer to buy shares of our common stock or any other security.

The disclosure in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item.

Item 8.01 Other Events

On May 16, 2012, the Company issued a press release announcing the Financing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

10.1	Form of Common Stock Purchase Agreement dated May 15, 2012, between the Company and the Buyers

10.2	Form of Registration Rights Agreement dated May 18, 2012, between the Company and Holders

10.3	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATIENT SAFETY TECHNOLOGIES, INC.

Date: May 21, 2011	By:	/s/ David C. Dreyer
David Dreyer, Executive Vice President,
Chief Financial Officer, and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibits

10.1	Form of Common Stock Purchase Agreement dated May 15, 2012, between the Company and the Buyers

10.2	Form of Registration Rights Agreement dated May 18, 2012, between the Company and Holders

10.3	Press Release